UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
__________________

September 16, 2005

BSI2000, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28287	88-0418749
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12600 West Colfax Avenue, Suite B-410 Lakewood, Colorado	80215
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(303) 231-9095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d_2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e_4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Effective August 25, 2005, BSI2000, Inc., a Delaware corporation (the “Company”), entered into that certain Assignment of Intellectual Property Rights (the “Assignment”) and related Security Agreement (the “Security Agreement”) with The New Sytron, Inc., a Colorado corporation (“NSI”), pursuant to which the Company purchased all right, title and interest in and to the access control system commonly known as “MAXX-NET” (the “MAXX-Net System”) and all variations thereof and related assets thereto owned by NSI (collectively, the “Assets”). As consideration for the purchase of the Assets, the Company: (a) paid $150,000 to NSI, (b) issued NSI a 6%, 48-month secured promissory note (the “Note”) in the principal amount of $500,000, and (c) issued NSI a warrant (the “Warrant”) to purchase 1,000,000 shares of the Company’s common stock, par value $0.001 per share, at an exercise price of $0.05 per share.

The obligations of the Company to NSI under the Note and the Security Agreement are secured by a first security interest and lien on: (i) the Assets, (ii) any contracts existing between the Company and any customers relating to the MAXX-Net System, and (iii) any accounts receivable owing to the Company from any customers in connection with the MAXX-Net System, all granted pursuant to the Security Agreement.

In connection with the foregoing transactions, the Company and NSI contemplate entering into a Three-Party Escrow Service Agreement (the “Escrow Agreement”) with Iron Mountain Intellectual Property Management, Inc. (“Iron Mountain”) whereby the Company, as Depositor, would deposit with Iron Mountain, as Escrow Agent, certain intellectual property assets associated with the MAXX-Net System, for the benefit of NSI, as Beneficiary thereunder.

Copies of the Assignment, Security Agreement, Note, Warrant and Form of Escrow Agreement are attached as exhibits to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit	Description	Location
Exhibit 10.1	Assignment of Intellectual Property Rights, dated effective August 25, 2005, by and between BSI2000, Inc. and The New Sytron, Inc.	Provided herewith
Exhibit 10.2	Security Agreement, dated effective August 25, 2005, by and between BSI2000, Inc. and The New Sytron, Inc.	Provided herewith
Exhibit 10.3	Promissory Note issued by BSI2000, Inc. to The New Sytron, Inc., dated effective August 25, 2005	Provided herewith
Exhibit 10.4	Warrant issued by BSI2000, Inc. to The New Sytron, Inc., dated effective August 25, 2005	Provided herewith
Exhibit 10.5	Form of Three-Party Escrow Service Agreement, by and among BSI2000, Inc., The New Sytron, Inc., and Iron Mountain Intellectual Property Management, Inc.	Provided herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BSI2000, INC.

Date: September 15, 2005	By:	/s/ Jack Harper
Jack Harper
President

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